SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 28, 2005

                             ---------------------

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

                   formerly known as Bluestone Ventures, Inc.

             Nevada                      333-87224              98-0372780
             ------                      ---------              ----------
 (State or other jurisdiction of   (Commission File No.)      (IRS Employee
 incorporation or organization)                             Identification No.)

               1077 Business Center Circle, Newbury Park, CA 91320
                    (Address of Principal Executive Offices)

                                  805-480-1994
                            (Issuer Telephone number)



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Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.  Changes in Registrant's Certifying Accountant

      On April 18, 2005, the Registrant engaged Sherb & Co. LLP as the Registrant's independent registered public accounting firm.

      Manning Elliott Chartered Accountants, ("Manning") resigned as the Company's auditors effective from April 18, 2005. Manning served as the Registrant's independent auditors for the Registrant's former fiscal years ended December 31, 2004 and December 31, 2003. Manning's report on the Registrant's consolidated financial statements for the audit reports fiscal years ended December 31, 2004 and December 31, 2003 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: In Manning's audit reports dated April 7, 2005 and March 25, 2004 for the Registrant's fiscal years ended December 31, 2004 and December 31, 2003, respectively, Manning indicated that: "The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenue since inception and will need additional financing to sustain operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      During the Registrant's former fiscal years ended December 31, 2004 and December 30, 2003 and until Manning's resignation, there were no disagreements with Manning within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Manning`s satisfaction, would have caused Manning to make reference to the subject matter of the disagreements in connection with its reports.

      During the Registrant's former fiscal years ended December 31, 2004 and December 31, 2003, until Manning's resignation, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

      During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Sherb & Co. LLP, neither the Registrant nor anyone on the Registrant's behalf consulted with Sherb & Co. LLP, regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

      The Registrant has requested Manning to review the disclosure contained herein and has asked Manning to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Manning's views, or the respects in which Manning does not agree with the statements contained herein. A copy of Manning's letter is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.    Financial Statement and Exhibits.

Exhibit
Number      Description
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  16.1      Letter from Manning Elliott, Chartered Accountants.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronic Sensor Technology, Inc.

By:             /s/ Edward Staples
                ----------------------
                    Edward Staples
                    President

Dated: April  18, 2005